UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

October 25, 2004

Date of report (Date of earliest event reported)

Archipelago Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32274	36-4298373
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 South Wacker Drive, Suite 1800, Chicago, IL 60606

(Address of Principal Executive Offices)

(312) 960-1696
(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14a-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 25, 2004, Archipelago Holdings, Inc. (“Archipelago”) issued a press release announcing its third quarter 2004 results. The press release is attached hereto as Exhibit 99.1. The information furnished herein pursuant to Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of Archipelago under the Securities Act of 1933 or the Exchange Act.

In the attached press release, Archipelago uses non-GAAP financial measures of operating performance. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure, calculated and prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). Non-GAAP financial measures do not replace and are not superior to the presentation of Archipelago’s GAAP financial results, but are provided to present the effects of one-time items recorded by Archipelago in connection with its initial public offering and reorganization from a Delaware limited liability company into a Delaware corporation, and to improve overall understanding of Archipelago’s current financial performance and its prospects for the future. Specifically, Archipelago believes the non-GAAP financial results provide useful information to both management and investors regarding certain additional financial and business trends relating to financial condition and operating results. In addition, Archipelago's management uses these measures for reviewing financial results and evaluating financial performance.

The attached press release also includes “safe harbor” language indicating that certain statements about Archipelago’s business and other matters contained in the press release are “forward-looking” rather than “historic.” A more thorough discussion of certain factors which may affect Archipelago’s operating results is included in the Sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, among other sections, in Archipelago’s Prospectus dated August 12, 2004 which is on file with the SEC and available at the SEC’s website (http://www.sec.gov) and on Archipelago’s website (http://www.archipelago.com).

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits	99.1	Press Release of Archipelago Holdings, Inc. dated October 25, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2004	Archipelago Holdings, Inc.

/s/ Nelson Chai
Nelson Chai
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release of Archipelago Holdings, Inc. issued October 25, 2004